Exhibit 24

                                POWER OF ATTORNEY
                                -----------------





     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and all amendments, exhibits and supplements thereto.






Date: March 6, 2004                            /s/ Tenley E. Albright, M.D.
      -------------                          -----------------------------------
                                                   Tenley E. Albright, M.D.

                                POWER OF ATTORNEY
                                -----------------





     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and all amendments, exhibits and supplements thereto.






Date: March 6, 2004                            /s/ John W. Conway
      -------------                          -----------------------------------
                                                   John W. Conway

                                POWER OF ATTORNEY
                                -----------------





     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and all amendments, exhibits and supplements thereto.






Date: March 6, 2004                            /s/ George W. Ebright
      -------------                          -----------------------------------
                                                   George W. Ebright

                                POWER OF ATTORNEY
                                -----------------





     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and all amendments, exhibits and supplements thereto.






Date: March 6, 2004                            /s/ L. Robert Johnson
      -------------                          -----------------------------------
                                                   L. Robert Johnson

                                POWER OF ATTORNEY
                                -----------------





     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and all amendments, exhibits and supplements thereto.






Date: March 6, 2004                            /s/ William H. Longfield
      -------------                          -----------------------------------
                                                   William H. Longfield

                                POWER OF ATTORNEY
                                -----------------





     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and all amendments, exhibits and supplements thereto.






Date: March 6, 2004                            /s/ John P. Neafsey
      -------------                          -----------------------------------
                                                   John P. Neafsey

                                POWER OF ATTORNEY
                                -----------------





     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and all amendments, exhibits and supplements thereto.






Date: March 6, 2004                            /s/ Geoffrey F. Worden
      -------------                          -----------------------------------
                                                   Geoffrey F. Worden

                                POWER OF ATTORNEY
                                -----------------





     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and all amendments, exhibits and supplements thereto.






Date: March 6, 2004                            /s/ Robert C. Young, M.D.
      -------------                          -----------------------------------
                                                   Robert C. Young, M.D.

                                POWER OF ATTORNEY
                                -----------------





     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and all amendments, exhibits and supplements thereto.






Date: March 6, 2004                            /s/ Patrick J. Zenner
      -------------                          -----------------------------------
                                                   Patrick J. Zenner